UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 24, 2010

MUSTANG ALLIANCES, INC.
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(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-148431 ------------------------------- (Commission File Number)	74-3206736 ------------------------------------- (IRS Employer Identification No.)

Mustang Alliances, Inc.
410 Park Avenue, 15th floor
New York, NY 10022
Fax: (212) 504-2800
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 (Address of principal executive offices)

(888) 251-3422
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(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01 Other Events.

On December 24, 2010, Leonard Sternheim, the President, Chief Executive Officer and the controlling shareholder of Mustang Alliances, Inc., a Nevada corporation (the “Registrant”), sold 1,250,000 shares of common stock to Zegal & Ross Capital LLC (“Zegal & Ross”) in consideration for the purchase price of $1,500. As a result of such transaction, Zegal & Ross acquired an interest of 9.33% of the issued and outstanding share capital of the Registrant. Such purchase was made for investment purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSTANG ALLIANCES, INC.

By:	/s/ Leonard Sternheim
Name:	Leonard Sternheim
Title:	President and Chief Executive Officer

Date:  December 29, 2010